UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina		29601
Address of principal executive offices		Zip Code

800.725.2265

Registrant’s telephone number

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 6, 2010, Palmetto Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders. Of the 6,495,130 shares outstanding and entitled to vote at the Annual Meeting, 5,665,564 were present in person or by proxy, and the following matters were voted upon and approved by our shareholders at the 2010 Annual Meeting:

Proposal		Votes For	Votes Against	Votes Abstained
1	Approve an amendment to Article Four of our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 75,000,000 shares (the “Authorized Common Shares Amendment”);	5,546,130	98,643	20,791
2	Approve an amendment to Article Four of our Amended and Restated Articles of Incorporation to reduce the par value of our common stock from $5.00 per share to $0.01 per share (the “Par Value Amendment”);	5,443,361	137,795	84,408

Proposal		Votes For	Votes Withheld	Broker Nonvotes
3	The election as Directors of all nominees listed below, each to serve a term as follows:
	Terms Expiring at the 2012 Meeting
	Michael D. Glenn	4,494,527	1,054,713	116,324
	Terms Expiring at the 2013 Meeting
	W. Fred Davis, Jr.	4,108,390	1,440,850	116,324
	Lee S. Dixon	4,824,938	724,302	116,324
	Samuel L. Erwin	4,823,423	725,817	116,324
	Ann B. Smith	4,235,751	1,313,489	116,324

Proposal		Votes For	Votes Against	Votes Abstained
4	Grant the chairperson of the Annual Meeting the authority to adjourn or postpone the Annual Meeting, if necessary, in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the Annual Meeting to adopt the Amendments or approve any other matters that may be considered and acted upon at the Meeting; and	5,281,391	356,028	28,145

SECTION 8 - OTHER EVENTS

Item 8.01.	Other Events

On August 6, 2010, the Company held its Annual Meeting of Shareholders following which the Company issued a news release regarding the results of the voting at the Annual Meeting and the status of the Company’s private placement. A copy of the news release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Item Number	Exhibit
99.1	News Release dated August 6, 2010

Additional Information

Certain investments discussed in the news release involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933 and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company filed with the SEC and mailed to its shareholders a proxy statement in connection with the private placement transaction discussed in the news release. The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. Information regarding our directors and executive officers is contained in the Company’s proxy statement filed with the SEC on June 28, 2010. The proxy statement related to the private placement transaction contained important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the proxy statement related to the private placement transaction carefully.

The written materials described above and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov.

Caution about Forward-Looking Statements

Certain statements in the news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) the risk that the private placement may not close due to, among other things, the investors failure to receive necessary bank regulatory approvals and determinations; (3) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the company; and (4) actions taken by banking regulatory agencies related to the banking industry in general and the Company specifically. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:	/s/ Samuel L. Erwin
Samuel L. Erwin
Chief Executive Officer

Date: August 6, 2010

INDEX TO EXHIBITS

Item Number	Exhibit

99.1	News Release dated August 6, 2010